Chittenden CORPORATION

reaching more customers by reaching out with more

As of September 30, 2004

Multi-bank holding company with significant operating autonomy at the individual banks

Banking assets of $6.0 billion at September 30, 2004

Listed on the NYSE (CHZ), current market capitalization of $1.3 billion

120 full service banking offices and 152 ATM locations throughout VT, NH, MA, ME

Commercial loans make up 69% of the total loan portfolio and core funding comprises 97% of total funding

Strong wealth management operation with assets under administration of $7.9 billion and assets under management of $1.9 billion

Excellent credit quality with year-to-date charge-offs at .04% and an allowance for loan losses to loans of 1.47%

Who We Are

Recognized competency in an attractive business mix

Deep relationships with worthwhile customers

Conservative underwriting standards and disciplined lending

Efficient generator of low cost stable deposits

Proven leadership focus to achieve superior financial results

Well established and tangible shareholder orientation

A Tradition of Success

Complete the merger of Granite into Ocean National Bank and other franchise streamlining initiatives

Complete the IT conversion from Fidelity to Jack Henry and realize the product, operating and financial benefits of the new system

Maintain a risk based capital ratio in excess of 11% and tangible common equity of 6% or higher

Maintain strong asset quality and an allowance for loan losses greater than 1.40%

Continue the steady growth in the Company’s earnings per share and improve the efficiency ratio by at least 2% starting in the 3rd quarter

Objectives and Outlook for 2004

Our Target Markets

12/31/93

09/30/04

%

Assets (in millions)

Chittenden Bank

$1,231

$2,981

50%

Ocean National Bank

$1,645

27%

Bank of Western Mass

$584

10%

Flagship Bank

$494

8%

Maine Bank & Trust

$314

5%

Total

$1,231

$6,018

100%

Loans by State

12/31/93 09/30/04

VT 100% 41%

NH 23%

MA 26%

ME 10%

Deposits by State

12/31/93 09/30/04

VT 100% 52%

NH 20%

MA 18%

ME 10%

CUSTOMERS

Chittenden Bank

Ocean National Bank

Bank of Western Massachusetts

Flagship Bank & Trust

Maine Bank & Trust

CHZ SERVICES GROUP

CORPORATE

Corporate Structure

Bank

Vermont Market

State population over 600,000

Greater Burlington population over 150,000

11% population growth 1990-2000

Greater Burlington median household income of $48,000

Greater Burlington median age = 34

10,000 new business startups in 2003

23% new job growth 1990-2000 (Greater Burlington area)

30,000 businesses and 70,000 households

Small Business Culture—50% of jobs are from companies

with less than 100 employees

Our Target Markets

THE BANK OF WESTERN MASSACHUSETTS

FLAGSHIP BANK

Greater Springfield Market Greater Worcester Market

Population of over 450,000 in Hampden Co.

Median household income of $40,000

Median age = 36

Above national/regional employment averages in education, insurance, health services, manufacturing

13 colleges located in Greater Springfield

1993—2000 Pioneer Valley job growth over 15%

23,000 businesses and 90,000 households

3rd largest city in New England

Population of 750,000 in Worcester Co.

Median household income of $48,000

Median age = 36

38,000 new jobs created in Worcester Co.

between 1991—2001

Over 18% job growth in region (1993—2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003

Downtown office space occupancy of 90%

Over 25,000 businesses and 110,000 households

Known as “The Center of Excellence in Biotechnology”

Our Target Markets

Maine Bank & Trust

A maine bank maine people

Southern NH/Seacoast Market Greater Portland Market

Total regional population just under

1 million

12% population growth 1990—2000

Median household income of $50,000

Median age = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or >

75% of NH businesses employ <10 people

Over 50% of all employees are with firms <250 people

Over 5,000 new business startups in NH annually (1998-2002)

6.8 million tourist visits in 2002 resulting in $689 million in revenue

Over 40,000 businesses and 150,000 households

Combined population of Cumberland and York Co. exceeds 450,000

13% population growth 1990—2000

Median household income of $44,000

Median age = 35

15% growth in housing units 1990-2000

20% of Maine workforce in businesses with

4 or < employees

Over 20,000 businesses and nearly 60,000 households

Our Target Markets

Our Target Customers

Commercial Banking

Businesses with Revenues of

$1 to $100 Million; Loan Needs up to $20

Million and Multiple Product and Service Needs

Community Banking

Individuals and Families, Age 30+ who are

Financially Sophisticated with Multiple Product

and Service

Needs and with Household

Incomes

³

$50,000

Wealth Management

Businesses and Individuals with Investment

Management, Brokerage, Trust and/or Private

and Professional Banking Needs

Commercial & Community Banking

A Diversified Loan Portfolio

12/31/01

09/30/04

*Annualized

Total loans as of December 31, 2001 and September 30, 2004 were $2.8 billion and $4.0 billion respectively

Consumer 12%

Municipal 3%

Multi Family 2%

Commercial RE 32%

Home Equity 6%

Residential 1-4 22%

Construction 3%

C&I 20%

Growth in C&I and CRE 9%

30% 16% 23% 2% 12% 25% 22% 0% 10% 20% 30% 40% 2001 2002 2003 09/30/04*

C&I CRE

60% 65% 67% 70% 40% 35% 33% 30% 0% 20% 40% 60% 80%

2001 2002 2003

09/30/04

Commercial

Consumer

Consumer 6%

Municipal 3%

Multi Family 5%

Commercial RE 39%

Home Equity 7%

Residential 1-4 17%

Construction 4%

C&I 19%

Commercial Loan Diversification by Industry

Finance & Insurance 1.75%

Educational Services 2.21%

Transportation & Warehousing 1.76%

Retail Treade 7.65%

Management of Companies & Enterprises 0.51%

Public Administration 1.67%

Real Estate, Rental & Leasing 27.22%

Professional, Scientific, & Technical Services 2.29%

Other Services (except Public Admin) 3.31%

Mining 0.17%

Manufacturing 9.37%

Information 1.20%

Health Care & Social Assistance 5.03%

Construction 4.84%

Arts, Entertainment, & Recreation 2.46%

Agriculture, Foresty, Fishing & Hunting 1.16%

Admin/Support & Waste Mgt & Remediation Svcs 0.88%

Accommodation & Food Services 9.54%

Other 12.31%

Wholesale Trade 4.65%

Utilities 0.02%

1. Based on loan data at 09/30/04

2. Includes C&I and CRE

Real Estate, Rental and Leasing

Educational 0.26%

Warehouse 3.11%

Shopping Centers/Stores 11.34%

Restaurant/Bar 1.35%

Recreational 0.48%

Other Business Assets 1.78%

Other 3.63%

Office 20.11%

Development 0.91%

Mobile HomePark 1.00%

Mixed 11.29%

Mercantile 1.45%

Manufacturing 2.93%

Land 2.03%

Industrial 12.64%

Hotel/Motel 0.50%

Cash Secured 0.72%

Auto Sales/Svc Station 1.09%

Apartments 22.65%

Elderly Housing 0.72%

Continuing Core Deposit Growth

12/31/01

09/30/04

Total Deposits as of December 31, 2001 and September 30, 2004 were $3.7 billion and $5.2 billion respectively

CDs < $100,000

17%

CDs > $100,000

5%

MMA

37%

Demand Deposits

17%

NOW

13%

Savings

10%

Borrowings

1%

57%

43%

53%

47%

56%

44%

57%

43%

0%

15%

30%

45%

60%

75%

2001

2002

2003

09/04

Consumer

Commercial

40% 30% 20% 10% 0%

30% 1% 29% 4% 35% 3% 34% 2%

2001 2002 2003 09/04

CDS ³ $100,000 16% MMA 31%

Savings 10%

NOW 17%

Demand Deposits 17%

Borrowings 2%

CDS ³ $100,000 7%

Transaction Accounts % of Total Funding

Non-core Funding %of Total Funding

Business Services

Cash Management (9%)

High level of service to business clients

Only offered within the franchise

Full menu of products

Merchant Services

ACH

Lock box

Sweep accounts

Payroll Services (3%)

Over 1,000 customers

Full menu of products

Annualized three year growth rate of 23%

Business Credit Cards (1%)

Only available to commercial customers

Credit review performed as part of the normal commercial lending process

Retirement Plan Services (1%)

Primary focus is on defined benefit and contribution plans

Provides custodial/directed trustee services for non-qualified plans

Total retirement plan assets of $762 million

Insurance (10%)

Specializes in commercial property and casualty insurance

Wholesale brokerage operation covering ten states

Gross premiums for the nine months ending September 30, 2004 were $52 million

* Numbers in ( ) are a percentage of total non interest income

Maine, Vermont, New Hampshire, Massachusetts

Captive Insurance

The captive insurance market has grown 15% annually over the last 3 years

Vermont is the U.S. domicile of choice for captive insurance companies

– 65% of the active captive insurers bank with Chittenden*

Vermont has more captive insurance companies than all other states combined

Over $200 million in bank deposits and $600 million in Corporate Trust Assets under administration

Over $74 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

*Some Chittenden customers have more than one captive

527

597

674

0

200

400

600

800

2001

2002

2003

Captives in Vermont

Government Banking

Leader in government banking for Vermont

Expanding our presence within the Massachusetts and New Hampshire franchises

Customers use a wide array of transaction, loan and deposit products

Nearly $106 million in loan balances and over $464 million in deposits and repos

Loans

VT

64%

MA

30%

NH

6%

Deposits & Repurchase Agreements

ME 18%

MA 23%

VT 59%

Mortgage Banking

Originations for 2003 were $1.5 billion, and $516 million for the first nine months of 2004, of which $1.4 billion and $365 million, respectively, were sold in the secondary markets

Underlying coupons in the mortgage servicing portfolio continue to decline

Mortgage servicing portfolio of $2.3 billion at September 30, 2004 with a conservative valuation of $12.1 million or 52 basis points*

Continued expansion through our affiliate banks into other states:

*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at September 30, 2004 was $17.5 million, or 84 basis points

Originations by Bank

2001 2003 09/30/04 Under 5%

0% 10% 11% 5%<6%

2% 42% 50% 6%<7%

38% 32% 31% 7%<8% 50% 12% 7% Over 8% 10%

4%

1%

FBT

3%

ONB

16%

Chittenden

68%

BWM

9%

MBT

4%

Wealth Management

Assets under administration

Assets under management $1.9 billion

Personal Trust/Custody 2.0 billion

Retail Investments .2 billion

Corporate Trust 2.5 billion

Captive Insurance .6 billion

Retirement Plan Services .7 billion

Total $7.9 billion

Private Banking

Loans $65.9 million

Deposits $49.3 million

Wealth Management

Asset Management Services

Chittenden Investment Services

Asset Management Private Banking Investments

Services include asset management and personal trust

Over $1.9 billion in assets under management

Over $2.7 billion in assets under administration

Average managed account size of $524,000

Average fee of 73 bps

Operating margin of approximately 40%

As of 09/30/04

Assets Under Management

54%

37%

9%

0%

20%

40%

60%

Equity

Bonds

Cash

Wealth Management

Retail Investments – Broker/Dealer

Over $195 million in assets under administration

2004 Revenue: (as of September 30, 2004)

61% Annuity Sales

37% Brokerage Sales

2% Other

Serving over 5,000 customers in four states

Corporate Trust

Operates throughout New England

Annualized two year growth rate of 8%

Over $2.5 billion in assets under administration

Total revenue for the first nine months of 2004 was approximately $2.4 million

Revenue by State

Corporate Trust

52%

41%

5%

2%

0%

20%

40%

60%

VT

MA

NH

ME

VT

77%

MA

6%

NH/ME

17%

Financial Performance

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position

Strong fee based revenues in targeted businesses

Conservative reserves and excellent credit quality

Strong tier 1 capital base

*SNL Securities $5-$10 Billion index

Net Interest Income

$170,305

$192,615

$218,063

$0

$50,000

$100,000

$150,000

$200,000

$250,000

2001

2002

2003

Net Interest Margin

4.08%

4.20%

3.82%

3.80%

4.19%

4.12%

4.53%

4.74%

3.00%

4.00%

5.00%

2001

2002

2003

09/04

CHZ

SNL*

Cost of Funds

Cost of Deposits

*SNL Securities $5-$10 Billion index

0.7%

1.1%

0.7%

0.9%

1.5%

2.7%

1.1%

1.3%

2.0%

3.2%

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

2001

2002

2003

06/04

09/04

CHZ

SNL*

Yield on Loans

7.7%

6.5%

5.5%

8.0%

6.9%

6.0%

5.6%

5.3%

4.0%

5.0%

6.0%

7.0%

8.0%

9.0%

2001 2002 2003 09/04

CHZ Loans SNL* Loans

6.4% 6.0%

5.6% 5.2%

4.4% 4.3%

4.3% 4.1%

CHZ SNL*

3.0%

4.1% 3.3%

2.6% 1.9%

1.9% 1.2%

1.6% 0.8%

Non-Interest Income

*SNL Securities $5-$10 Billion index

2000

2004

Noninterest Income/Operating Revenue

24.26%

26.89%

26.66%

25.01%

30.75%

25.35%

22.46%

26.60%

31.75%

31.12%

15.00%

25.00%

35.00%

2000

2001

2002

2003

09/04

CHZ

SNL*

Business

Services

22%

Mortgage

Banking

13%

Deposit

Services

26%

Other

9%

Wealth

Management

30%

Deposit Services 25%

Mortgage Banking 13%

Business Services 23%

Wealth Management 29%

Other 10%

Non-Interest Expenses

2000

Other 25%

Amort of Intang 2%

DP Exp 9%

Occupancy 13%

Benefits 7%

Compensation 44%

2004

Other 20%

Amort of Intang 2%

DP Exp 4%

Occupancy 13%

Benefits 13%

Compensation 47%

Restructuring Costs 1%

Efficiency Ratio

62% 60% 58% 56% 54% 52%

54.24% 54.59% 56.91% 57.70% 59.77%

54.47% 56.13% 58.91% 60.13% 58.61%

2000 2001 2002 2003 09/04

CHZ SNL*

* SNL Securities $5-$10 Billion index

Financial Summary

2001 2002 2003 09/30/04

Per Common Share Earnings Diluted Earnings

$1.44 $1.57 $1.66 $1.18

Cash Earnings

$1.49 $1.58 $1.70 $1.21

Dividends

$0.61 $0.63 $0.64 $0.52

Book Value

$9.25 $10.49 $12.66 $13.21

Tangible Book Value

$8.42 $8.87 $7.44 $8.07

Ratios

Dividend Payout Ratio

42.15% 39.88% 37.84% 43.31%

Return on Average Equity

16.55% 16.12% 13.90% 12.54%

Return on Average Tangible Equity*

18.52% 19.27% 22.92% 21.30%

Return on Average Assets

1.51% 1.40% 1.29% 1.26%

Return on Average Tangible Assets*

1.57% 1.44% 1.37% 1.35%

Net Interest Margin

4.74% 4.53% 4.12% 4.19%

Efficiency Ratio

56.13% 58.56% 60.48% 58.61%

Credit

NPAs to Loans & OREO

0.46% 0.49% 0.39% 0.54%

Loan Loss Reserve to Loans

1.59% 1.62% 1.54% 1.47%

Net Charge-Offs to Average Loans

0.24% 0.28% 0.16% 0.04%

Capital

Tangible Capital

8.19% 7.29% 6.02% 6.46%

Leverage

7.99% 9.28% 7.79% 8.39%

Tier 1

10.32% 12.25% 10.07% 10.45%

Risk-Based

11.57% 13.50% 11.32% 11.70%

* see Appendix

Risk Management

Credit Quality

Net Charge-offs to Average Loans

NPA to Loans & OREO

*SNL Securities $5-$10 Billion index

0.24%

0.28%

0.16%

0.35%

0.33%

0.27%

0.20%

0.04%

0.00%

0.15%

0.30%

0.45%

2001

2002

2003

09/04

CHZ

SNL*

Reserves/Loans

1.54%

1.47%

1.62%

1.59%

1.44%

1.34%

1.41%

1.35%

1.00%

1.20%

1.40%

1.60%

1.80%

2001

2002

2003

09/04

CHZ

SNL*

0.85% 0.75% 0.65% 0.55% 0.45% 0.35%

0.71%

0.75%

0.65%

0.56%

0.54%

0.39%

0.49%

0.46%

2001 2002 2003 2004

Granularity of Non-Accrual Loans

As of 09/30/04

Size of Total

Relationship $ Total % # %

> $1.0 MM $7,642 37% 15 9%

$500 M to $1 MM 3,851 19% 7 4%

$100 M to $500 M 6,365 31% 33 20%

< $100 M 2,720 13% 112 67%

Total $20,578 100% 167 100%

Interest Rate Risk

Net Interest Income Sensitivity (Shocked)*

+200 bps +4.78%

+100 bps +2.43%

-100 bps –3.35%

-200 bps –11.57%

Static Gap

6 month -.14% 12 month 3.90%

Net Income Sensitivity (Shocked)*

+200 bps +8.85%%

+100 bps +4.49%

-100 bps -6.42%

-200 bps -22.22%

Naturally Hedged

Net Interest Income Sensitivity (Ramped)*

+50 bps +.90%

+25 bps +.43%

-25 bps –.29%

-50 bps –2.10%

Net Income Sensitivity (Ramped)*

+50 bps +1.60%

+25 bps +.77%

-25 bps -.48%

-50 bps –3.95%

*12 month forward estimates as of 09/30/04

In Summary

A Compelling Story

Strong market share and a proven acquisition acumen

Low risk balance sheet with a prudent growth strategy

Diversified banking services with a solid balance of revenues

Low exposure to volatile sectors with a fortress balance sheet

Annual Equivalent

Annual Equivalent

Total Shareholder Return

12.38%

-0.69%

1.92%

-5%

0%

5%

10%

15%

CHZ

S&P 500

Dow Jones Ind

Avg

3-Year Period

30% 20% 10% 0%

18.55% 11.81% 13.40%

10-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

Appendix

Reconciliation of non-GAAP measurements to GAAP

YTD Sept 2004 YTD

Dec 2003

YTD

Dec 2002

YTD

Dec 2001

Net Income (GAAP)

$55,099 $74,799 $63,645 $58,501

Amortization of identified

intangibles, net of tax

1,496 1,786 831 1,925

Tangible Net Income (A)

$55,595 $76,585 $64,476 $60,426

Average Equity (GAAP)

587,149 538,217 394,740 353,529

Average Identified Intangibles

22,016 22,493 9,108 0

Average Deferred Tax on

Identified Intangibles

(6,392) (5,763) (2,280) (594)

Average Goodwill

216,525 187,369 53,293 28,147

Average Tangible Equity (B)

355,000 334,118 334,619 325,976

Return on Average Tangible

Equity (A) / (B)

21.30% 22.92% 19.27% 18.54%

Average Assets (GAAP)

5,838,625 5,777,538 4,551,879 3,87

1,017

Average Identified Intangibles

22,016 22,493 9,108 0

Average Deferred Tax on

Identified Intangibles

(6,392) (5,763) (2,280) (594)

Average Goodwill

216,525 187,369 53,293 28,147

Average Tangible Assets (C)

5,606,476 5,573,439 4,491,759 3,843,464

Return on Average Tangible

Assets (A) / (C)

1.35% 1.37% 1.44% 1.57%